DEERFIELD TRIARC
Capital Corp.

DEERFIELD
CAPITAL MANAGEMENT LLC

Deerfield Triarc Capital Corp.’s Acquisition of

Deerfield Capital Management LLC

Investor Presentation

December 18, 2007

Important General Information

Forward Looking Statements

Certain statements in this presentation are forward-looking as defined by the Private Securities Litigation Reform
Act of 1995.  These include statements as to such things as future capital expenditures, growth, business strategy and the benefits of the merger with Deerfield (the “Merger”), including future financial and operating results, cost savings, enhanced revenues and the accretion/dilution to reported earnings that may be realized from the
Merger as well as other statements of expectations regarding the effect of the Merger and any other statements regarding future results or expectations.  Such forward-looking statements are based on facts and conditions as they exist at the time such statements are made.  Forward-looking statements are also based on predictions as to future facts and conditions the accurate prediction of which may be difficult and involve the assessment of events beyond our control.  The forward-looking statements are further based on various operating assumptions.
Caution must be exercised in relying on forward-looking statements.  Due to known and unknown risks, actual results may differ materially from expectations or projections.  We do not undertake any obligation to update any forward-looking statement, whether written or oral, relating to matters discussed in this presentation.

The following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements:

Relating to the Merger:

DFR’s ability to integrate the businesses of DFR and Deerfield successfully and the amount of time and expense spent and incurred in connection with the integration;

the ability to realize the economic benefits that DFR anticipates as a result of the Merger;

federal income tax liability as a result of owning Deerfield and DCM through taxable REIT subsidiaries and the effect of
DFR’s acquisition of Deerfield on its ability to continue to qualify as a REIT;

the impact of owning Deerfield on DFR’s ability to rely on an exemption from registration under the Investment
Company Act of 1940;

the limitations or restrictions imposed on DCM’s investment and management services as a result of DFR’s ownership of
DCM;

the impact of the issuance of approximately $75 million of Senior Secured Notes as partial consideration for the Merger, including its impact on DFR’s liquidity, ability to raise additional capital and financial condition; and

the impact of the issuance of the Series A Preferred Stock in connection with the Merger and its conversion into common stock if approved by DFR’s stockholders, which may include dilution of the ownership of our common stock negatively impacting its market price.

Relating to the ongoing operation of DFR:

higher or lower than expected prepayment rates on the mortgages underlying DFR’s mortgage securities holdings;

DFR’s inability to obtain favorable interest rates, margin or other terms on the financing that is needed to leverage DFR’s mortgage securities and other positions;

increased rates of default on DFR’s loan portfolio (which risk rises as the portfolio seasons), and decreased recovery rates on defaulted loans;

flattening or inversion of the yield curve (short term interest rates increasing at a greater rate than longer term rates), reducing DFR’s net interest income on its financed mortgage securities positions;

DFR’s inability adequately to hedge its holdings sensitive to changes in interest rates;

narrowing of credit spreads, thus decreasing DFR’s net interest income on future credit investments (such as bank loans);

changes in REIT qualification requirements, making it difficult for DFR to conduct its investment strategy;

lack of availability of qualifying real estate-related investments;

DFR’s inability to continue to issue collateralized debt obligation vehicles (which can provide DFR with attractive financing for debt securities investments);

adverse changes in accounting principles, tax law, or legal/regulatory requirements;

competition with other REITs for those investments that are limited in supply;

changes in the general economy or debt markets in which DFR invests;

failure to comply with applicable laws and regulations;

limitations and restrictions contained in instruments and agreements governing indebtedness and preferred stock, including the Series A Preferred Stock;

ability to raise additional capital and secure additional financing;

ability to structure long-term incentives and retain key employees;

liability resulting from actual or potential future litigation;

the costs, uncertainties and other effects of legal and administrative proceedings, including a current inquiry by the Securities and Exchange Commission;

competition and the impact of competition; and

actions of domestic and foreign governments and the effect of war or terrorist activity.

Relating to the ongoing operation of DCM:

significant reductions in DCM’s client assets under management (which would reduce DCM’s advisory fee revenue), due to such factors as weak performance of its investment products (either on an absolute basis or relative to its competitors or other investment strategies), substantial illiquidity or price volatility in the fixed income instruments that
DCM trades, loss of key portfolio management or other personnel (or lack of availability of additional key personnel if needed for expansion), reduced investor demand for the types of investment products DCM offers, loss of investor confidence due to adverse publicity, and non-renewal or early termination of investment management agreements;

pricing pressure on the advisory fees that DCM can charge for its investment advisory services;

difficulty in increasing assets under management, or efficiently managing existing assets, due to market-related constraints on trading capacity, inability to hire the necessary additional personnel or lack of potentially profitable trading opportunities;

Important General Information

DCM’s removal as investment advisor of one or more of the collateralized debt obligation vehicles or other accounts DCM manages, or the reduction in DCM’s CDO or CLO management fees because of payment defaults by issuers of the underlying collateral or the triggering of certain structural protections built into CDOs or CLOs;

availability, terms (including changes in interest rates) and effective deployment of capital;

changes in legal or self-regulatory requirements, including investment management regulations and accounting standards;

the costs, uncertainties and other effects of legal, environmental and administrative proceedings, including a current inquiry by the Securities and Exchange Commission; and

the impact of general economic conditions on consumer spending or securities investing, including a slower consumer economy and the effects of war or terrorist activities.

These and other factors that could cause DFR’s actual results to differ materially from those described in the forward-looking statements are set forth in DFR’s annual report on Form 10-K for the year ended December 31,
2006 and in DFR’s other public filings with the SEC and public statements by DFR.  Readers of this presentation are cautioned to consider these risks and uncertainties and not to place undue reliance on any forward-looking statements.

Additional Information About the Conversion of Preferred Stock and Where to Find It

In connection with the special shareholder meeting to vote on the conversion of the DFR Series A cumulative convertible preferred stock into shares of DFR common stock, DFR will file a proxy statement with the Securities and
Exchange Commission (SEC). STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT FILED WITH THE SEC
CAREFULLY AND IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION
ABOUT THE PROPOSED CONVERSION. The definitive proxy statement will be mailed to DFR’s stockholders. In addition, stockholders will be able to obtain the proxy statement and all other relevant documents filed by DFR with the SEC free of charge at the SEC’s Web site www.sec.gov or from Deerfield Triarc Capital Corp., Attn:
Investor Relations, One O’Hare Center, 9th Floor, 6250 North River Road. Rosemont, Illinois 60018, 773-380-1600.

Participants in the Solicitation

DFR’s directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the stockholders of the company in favor of the conversion of DFR
Series A cumulative convertible preferred stock into shares of DFR common stock.  INFORMATION ABOUT DFR AND
ITS DIRECTORS AND EXECUTIVE OFFICERS, AND THEIR OWNERSHIP OF THE COMPANY’S SECURITIES AND INTERESTS IN
THE CONVERSION, WILL BE SET FORTH IN THE AFOREMENTIONED PROXY STATEMENT. Additional information regarding the interests of those persons may be obtained by reading the proxy statement when it becomes available.

Important General Information

Section 1
Transaction Overview

$180.9 million (1) (2)

Transaction Value:

Following the transaction, Deerfield Triarc Capital Corp. will change its name to Deerfield Capital Corp.  The NYSE ticker
symbol, “DFR,” will remain the same.

Name Change:

4Q 2007

Expected Closing:

Approximately $75 million of a 5-year note at an initial interest rate of LIBOR + 500 bps

15 million preferred shares to be automatically converted into
15 million common shares of DFR upon the affirmative vote of
DFR common stockholders(2)

Form of Consideration:

Deerfield Triarc Capital Corp. (“DFR”) will purchase Deerfield &
Company (“DCM”) and DCM will subsequently become a
taxable REIT subsidiary of DFR

Transaction:

Transaction Summary

(1)

Assumes $75.0 million note and 15.0 million shares of convertible preferred stock valued at the current stock price of $7.06 per share as of December 17, 2007.

(2)

The preferred shares have a liquidation preference of $10.00 per share and a dividend equal to the greater of 5% or dividends paid per share on DFR common stock until conversion.

Comparison to Prior Transaction

Limited financial covenants
including no financial
maintenance tests

Market debt financial covenants
including financial maintenance
tests

Debt Covenants:

$75 million seller note (3)

$155 million syndicated loan

Debt Financing:

15 million preferred shares to be
automatically converted into
15 million common shares of
DFR upon the affirmative vote of
DFR stockholders

9.6 million common shares

Share Issuance:

Nominal

$145 million

Cash Consideration:

$180.9 million(2)

$290 million(1)

Purchase Price:

December 2007
Announcement

April 2007
Announcement

(1)

Based upon the average closing price of $15.05 for the 10-day period ending April 18, 2007.

(2)

Assumes conversion is approved by stockholders and shares valued at $7.06 as of December 17, 2007.  In the event that the conversion is not approved by stockholders, the preferred shares have a liquidation preference of $10.00 per share, or $150 million in the aggregate.

(3)

Subject to adjustments.

Transaction Rationale

Diversifies DFR’s revenue streams from investment income to a combination of investment income and management fees

Combines DFR’s capital base and investment income with DCM’s alternative fixed income and hedge fund platform

The company will seek to leverage DFR’s investments into
incremental third-party management fee streams using DCM’s
expertise

Deerfield Capital has grown AUM at 16.7% CAGR since 2002

The acquisition positions DFR to develop new third party fee streams and investment income

Incremental capital at DFR benefits from the scalability of DCM’s platform

Greater alignment of DFR stockholders and DCM management

DEERFIELD TRIARC
Capital Corp.

DEERFIELD
CAPITAL MANAGEMENT LLC

DEERFIELD TRIARC
Capital Corp.

Strategic Fit—Internalize Portfolio Management

Diversified financial company with attractive
return potential

Flexible tax-advantaged structure with ability
to employ leverage

Blends an Agency and AAA-rated mortgage
strategy with alternative fixed income
investments

Further diversification into alternative assets
should enhance portfolio yields and returns

Industry leading SEC-registered fixed income
alternative asset manager

Fee-based business model with strong growth
potential

Manages a variety of fixed income-focused
vehicles, including CDOs, hedge funds,
separate accounts and DFR

Diverse fixed income expertise across
corporate credit, real estate finance, ABS,
mortgages and government arbitrage

Capital appreciation through enhanced
growth and higher potential for multiple
expansion

Comprehensive fixed income-focused
alternative asset management platform

Highly scalable business model

Diversification of revenue streams

Efficient operating structure

Expanded targeted investor base

Internalize Portfolio Management

Revenues driven by investment income

Revenues driven by third-party fee streams

Growth and revenue diversification

Section 2
Overview of Deerfield Capital
Management

Overview of Deerfield Capital Management

Leading fixed income alternative asset manager

$15.4 billion(1) in assets under management (as of 11/1/07).
Headquartered in Chicago; offices in New York and London

Strong platform for growth in credit and interest rate
management

Expertise in fixed income products including corporate credit, mortgages, asset-backed securities, real estate finance and
government arbitrage

Expansion opportunities within each business, as well as new business/product lines

Substantial, highly scalable infrastructure

Systems, accounting, operations, legal, internal audit and risk management

Sarbanes-Oxley compliant; SEC and CFTC registered

(1)

Includes DFR equity of $718.4 million as of 9/30/07 pursuant to the definition of equity in the management agreement.

$7.7

$5.7

$0.9

$0.7

$15.4

$7.3

$7.6

$4.9

$4.8

$4.0

$3.9

$2.9

$2.4

$2.3

$2.0

$0.9

$0.9

$0.9

$0.7

$0.6

$0.8

$0.8

$0.4

$0.3

$0.2

$0.2

$0.2

$0.2

$13.2

$12.4

$8.4

$8.1

$7.3

0

3

6

9

12

15

$18

2002

2003

2004

2005

2006

11/1/2007

0

3

6

9

12

15

$18

CDOs

CLOs

Hedge Funds

REIT

Managed Accounts

Growth in Assets Under Management

($ in billions)

High Quality AUM = Predominantly Long-Term Capital

DEERFIELD
CAPITAL MANAGEMENT LLC

DEERFIELD TRIARC
Capital Corp.

Bank
Loans

Real Estate
Finance

Distressed

Leveraged
Finance

Private
Equity

Fixed
Income
Arbitrage

Investment
Grade

ABS

Mortgages

Accounting

Structuring

Compliance

Risk
Management

Operations

Legal

Systems

CDOs

Infrastructure—Tested and Proven

Section 3
Pro Forma Company

DEERFIELD TRIARC Capital Corp.

DEERFIELD CAPITAL MANAGEMENT LLC

DEERFIELD TRIARC Capital Corp.

A Powerful Combination

LTM 9/30/07 Revenues:  $100.7 million

LTM 9/30/07 Revenues:  $90.3 million

Note:

Net
Interest
Income
from
Alternative
Assets
42.6%

Net Interest
Income
from RMBS
57.4%

Other
3.1%

Base
Management
Fees(1)
66.4%

Incentive
Fees(1)
30.5%

(1)   Including fees from DFR.

(2)   Excluding fees from DFR.

(3)   The PF LTM 09/30/07 Revenues is calculated as the sum of the historical revenues of Deerfield Triarc Capital Corp. and
       Deerfield Capital Management LLC less Deerfield Capital Management LLC’s Base Management Fees and Incentive
       Fees earned in accordance with the management agreement with Deerfield Triarc Capital Corp.

Net Interest
Income from
Alternative
Assets
24.6%

Base
Management
Fees(2)
26.2%

Incentive
Fees(2)
14.5%

Other
1.6%

Net Interest
Income from
RMBS
33.1%

PF LTM 9/30/07 Revenues:  $174.7 million(3)

Pro Forma AUM Base

Diversified Assets Under Management

Continued expansion into long-term/permanent capital
vehicles will continue to diversify AUM and increase stability of cash flows

Bank
Loans
28.4%

Hedge Funds
4.0%

Agency
and AAA
RMBS
31.2%

Other
Investments
0.2%

ABS and
Corporate
Bonds
34.7%

Managed Accounts
1.6%

AUM by Product:  $22.7 billion(1)

Notes:

(1)   DFR AUM as of November 30, 2007 and DCM AUM as of November 1, 2007.

(2)   DFR bank loan amount is reported gross of $8.9 million in allowance for loan losses.

 (2)

DEERFIELD TRIARC

Capital Corp.

DEERFIELD

CAPITAL MANAGEMENT LLC

Deerfield Triarc Capital Corp.’s Acquisition of

Deerfield Capital Management LLC

Investor Presentation

December 18, 2007